EXHIBIT 23


            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed
Form S-3 Registration Statements (Registration No. 33-64687 and
No. 333-42875) and previously filed Form S-8 Registration
Statements (Registration No. 33-28109 and No. 333-03839).


                                          /s/ Arthur Andersen LLP


Kansas City, Missouri,
    March 25, 1998